Exhibit 99.1

BullFrog AI Announces Strategic Collaboration with Sygnature Discovery to Introduce BullFrog Data Networks™ to Global Biopharma Clients

GAITHERSBURG, Md., June 12, 2025 (GLOBE NEWSWIRE) — BullFrog AI Holdings, Inc. (NASDAQ: BFRG; BFRGW) (“BullFrog AI” or the “Company”), a technology-enabled drug development company using artificial intelligence (AI) and machine learning to enable the successful development of pharmaceuticals and biologics, today announced a strategic collaboration with Sygnature Discovery, a leading UK-based contract research organization (CRO) specializing in drug discovery. Through this collaboration, Sygnature will introduce BullFrog Data Networks™—BullFrog’s proprietary AI-driven data insights platform powered by the bfLEAP™ engine—to Sygnature’s global client base of relevant biopharma companies.

The collaboration marks a significant commercial milestone for BullFrog AI and is expected to greatly accelerate brand recognition and user uptake to generate between $15-$30 million in revenue for BullFrog AI through 2028.

“This collaboration agreement with Sygnature Discovery is a major step forward in our mission to democratize access to cutting-edge AI tools that accelerate drug discovery,” said Vin Singh, Founder and CEO of BullFrog AI. “By highlighting BullFrog Data Networks as part of Sygnature’s comprehensive suite of discovery solutions, we build brand recognition within a high-quality global client base that is actively engaged in early-stage target discovery—an area where our platform adds tremendous value.”

BullFrog Data Networks™ accelerates the exploration of complex, high-dimensional, multi-modal datasets, uncovering hidden relationships and novel pathways critical to understanding disease biology. This powerful platform supports vital research applications including early target identification, mechanism-of-action elucidation, patient stratification, drug repurposing, and clinical trial optimization. Delivered through an intuitive, visual, and disease-centric interface, BullFrog Data Networks empowers researchers to confidently make informed, strategic decisions faster than ever before.

“Sygnature Discovery is committed to offering a range of best-in-class tools to our clients across the drug discovery continuum,” said Stuart Onions, Chief Technical Officer at Sygnature Discovery. “BullFrog AI’s platform further complements our capabilities in target discovery and data interpretation, helping relevant clients who express an interest in the technology to unlock the full potential of their datasets and improve R&D efficiency and success rates.”

BullFrog AI’s scalable Data Networks offering was designed to meet the needs of small to mid-sized biopharma companies, a segment often underserved by existing bioinformatics solutions. Through this collaboration, BullFrog and Sygnature Discovery can accelerate innovation across a wide range of therapeutic areas.

About BullFrog AI

BullFrog AI leverages Artificial Intelligence and machine learning to advance drug discovery and development. Through collaborations with leading research institutions, BullFrog AI uses causal AI in combination with its proprietary bfLEAP™ platform to analyze complex biological data, aiming to streamline therapeutics development and reduce failure rates in clinical trials.

For more information visit BullFrog AI at: https://bullfrogai.com

Safe Harbor Statement

This press release contains forward-looking statements, including the revenues to be generated in connection with this collaboration. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “could,” “will,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; our and our partners’ ability to market and sell our offerings and servicings, including BullFrog Data Networks™ and the competitive environment of our business. In particular, there can be no assurance as to the actual revenues to be received from this collaboration, which are subject to a number of factors and risks, such as Sygnature’s ability to effectively sell BullFrog Data Networks™ to its clients. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Contact:

Dave Gentry

RedChip Companies, Inc.

1-407-644-4256

BFRG@redchip.com